UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		January 24, 2002
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                                                PEPCO
                                                                                                                                                                Form 8-K
Item 5.

Other Events.

This Form 8-K is being filed solely to correct two numerical errors in the press release filed as an exhibit to Form 8-K filed on January 24, 2002. The errors were both in the first sentence of the press release which should have read: "Potomac Electric Power Company (NYSE: POM) today reported 2001 consolidated earnings, before special items, of $198.6 million, or $1.83 per share, on operating revenues of $2.5 billion, compared with consolidated earnings, before special items, of $188.6 million, or $1.64 per share, on operating revenues of $3 billion in 2000."

Exhibit 99, attached hereto, is hereby incorporated by reference.

Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99	CORRECTED Press Release of Potomac Electric Power Company dated as of January 24, 2002.	Filed herewith.

                                                                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       Potomac Electric Power Company
                                                                                                                            (Registrant)

                                                                                                     By:               A.W. WILLIAMS
                                                                                                                       Andrew W. Williams
                                                                                                                 Senior Vice President and
                                                                                                                   Chief Financial Officer

January 25, 2002
      DATE

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